Share capital	6 Months Ended
Dec. 31, 2018
Text block [abstract]
Share capital
10.	Share capital

During December 2018, BHP completed an off-market buy-back program of US$5.2 billion of BHP Group Limited shares related to the disbursement of proceeds from the disposal of Onshore US.

Shares bought back and cancelled during the period differs from the amount paid in the Cash Flow Statement as a result of foreign exchange gains and losses relating to the timing of equity distributions between the completion of the buy-back tender and the payment date.

Details of the BHP Group Limited purchases are shown in the table below:

Half year ended	Shares purchased	Number	Cost per share	Total cost US$M
31 December 2018	BHP Group Limited	265,839,711	A$27.64	5,274